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                          VAN KAMPEN SERIES FUND, INC.
                            ON BEHALF OF ITS SERIES,
                        VAN KAMPEN EMERGING MARKETS FUND
                         SUPPLEMENT DATED APRIL 1, 2002
      TO THE CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES PROSPECTUS
                            DATED OCTOBER 26, 2001,
                       SUPERSEDING ALL PRIOR SUPPLEMENTS

    The Prospectus is hereby supplemented as follows:

    (1) The section entitled "INVESTMENT ADVISORY SERVICES--PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

        PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Emerging Markets team. The team is made up of established investment professionals. Current members of the team include Narayan Ramachandran, a Managing Director of the Adviser, Ruchir Sharma, an Executive Director of the Adviser, Ashutosh Sinha, an Executive Director of the Adviser and Michael Perl, an Executive Director of the Adviser. The composition of the team may change without notice from time to time.

    (2) The information on the inside back cover of the Prospectus under the heading "BOARD OF TRUSTEES" is hereby amended by deleting Philip B. Rooney, effective March 27, 2002.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                   MSEM SPT 4/02
                                                                     455 555 655